Exhibit 10.1

AMENDMENT NO. 4 TO AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT

This Amendment No. 4 to Amended and Restated Credit and Guaranty Agreement (this “Amendment”), dated as of June 5, 2007, is made by Sanmina-SCI Corporation, a Delaware corporation (the “Company”), each of the subsidiaries of the Company listed on the signature pages hereto (the “Guarantors”), the Lenders party hereto, Citibank, N.A., as Collateral Agent (the “Collateral Agent”), and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

Reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of December 16, 2005, entered into by and among the Company, certain subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, Bank of America, N.A., as Initial Issuing Bank, Citicorp USA, Inc., as Syndication Agent, The Bank of Nova Scotia, Deutsche Bank Trust Company Americas and KeyBank National Association, as Co-Documentation Agents, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Book Managers and Joint Lead Arrangers, the Administrative Agent and the Collateral Agent, as amended by (i) that certain Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2006,  (ii) that certain Amendment No. 2 and Waiver to Amended and Restated Credit and Guaranty Agreement, dated as of October 13, 2006 and (iii) that certain Amendment No. 3 and Waiver to Amended and Restated Credit and Guaranty Agreement , dated as of December 29, 2006 (as amended, modified or supplemented from time to time, the  “Credit Agreement”), that certain Letter Waiver, dated as of August 10, 2006, entered into by and among the parties to the Credit Agreement, as extended by the Letter Waiver Extension, dated as of August 31, 2006, Amendment No. 2 and that certain Waiver and Letter Extension No. 2, dated as of December 7, 2006 (collectively, the “Waiver”).

The Company has requested that the Lenders agree to certain amendments to the Credit Agreement as set forth herein and the Lenders have agreed to such request on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Definitions.  Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.  Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Credit Agreement.

2.     Amendments to Credit Agreement.  (a)  Clause (xi) of the definition of “Asset Sale” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“(xi) sales of Real Estate Facilities required as part of Company’s Phase I, Phase II and Phase III restructuring or the restructuring initiatives announced by Company in November 2006; provided that at least 75% of the consideration for such sales of Real Estate Facilities is in cash,”

(b)   The definition of “Credit Party” set forth in Section 1.1 of the Credit Agreement is amended by adding “other than Foreign Subsidiaries of the Company that are party only to the Interco Subordination Agreement” at the end of the sentence before the period.

(c)   The definition of “EBITDA” set forth in Section 1.1 of the Credit Agreement is amended by deleting the number “$165.0 million” in clause (vi) thereof and replacing it with the number “$235.0 million”.

(d)   Section 1.1 of the Credit Agreement is amended by adding the following definition in proper alphabetical order:

“Senior Notes” means the Company’s senior unsecured notes, which may be issued in one or more series, in an aggregate principal amount not to exceed $600.0 million, and any registered notes with substantially identical terms issued in exchange for, and as contemplated by, such senior unsecured notes.”

(e)   Section 6.1(t) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(t)          Indebtedness with respect to the Senior Unsecured Credit Facility in a principal amount not to exceed $750.0 million and the refinancing thereof evidenced by the Senior Notes; provided, on a pro forma basis, adjusting for such refinancing, the Unencumbered Cash and Available Credit must be at least $500.0 million.”

(f)    Section 6.3(c) of the Credit Agreement is amended by inserting after the words “the Senior Unsecured Credit Facility” the words “, the Senior Notes”.

(g)   Section 6.5(iv) of the Credit Agreement is amended by inserting after the words “the Senior Unsecured Credit Facility” the words “, the Senior Notes”.

(h)   Section 6.7(a) of the Credit Agreement is deleted in full and replaced by the following:

“(a) Fixed Charge Coverage Ratio.  Company shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter ending on or after June 2007 to be less than 1.20:1.00.”

(i)    Section 6.7(b) of the Credit Agreement is amended by deleting the table therein and replacing it with the following:

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Fiscal Quarter Ending	Ratio
December 2005	5.00:1.00
April 2006	5.00:1.00
July 2006	4.75:1.00
September 2006	4.75:1.00
December 2006	5.25:1.00
March 2007	5.25:1.00
June 2007	5.75:1.00
September 2007	5.75:1.00
December 2007	5.75:1.00
March 2008	5.50:1.00
June 2008	5.50:1.00
September 2008	5.50:1.00

3.     Conditions Precedent.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied hereinafter the “Amendment Effective Date”):

(a)   The Administrative Agent shall have received evidence that this Amendment has been duly executed and delivered by the Company, the Guarantors and the Requisite Lenders.

(b)   The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c)   No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(d)   The Administrative Agent shall have received, for the benefit of each Lender that has executed this Amendment on or before 12:00 noon (Charlotte time) on June 5, 2007, a fee from the Company in an amount equal to 0.15% of the Revolving Credit Commitment of each such Lender which amount shall be distributed to each such Lender no later than the Business Day immediately succeeding the Amendment Effective Date.

4.     Representations and Warranties.  The Company hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made again on and as of such date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Credit Agreement (as amended by this Amendment) and all other Credit Documents are and remain legal, valid, binding and

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enforceable obligations of the Credit Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.     Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect when made, then such shall constitute an Event of Default under the Credit Agreement.

6.     Reference to Agreement.  Each of the Credit Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Credit Document.

7.     Costs and Expenses.  The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

8.     Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

9.     Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

10.   Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender or Agent may have under the Credit Agreement or under any other Credit Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender or Agent to execute similar or other consents under the same or similar or other circumstances in the future.

11.   Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (a) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (b) nothing herein shall in any way limit any of the terms or provisions

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of such Guarantor’s Guaranty or any other Credit Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11.  Each of the Guarantors hereby further acknowledges that Company, Administrative Agent, Collateral Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Credit Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

SANMINA-SCI CORPORATION,
a Delaware corporation

By:	/s/ Walter Boileau
	Name:	Walter Boileau
	Title:	VP and Treasurer

Signature Page to Sanmina Amendment No. 4

GUARANTORS:

HADCO CORPORATION
HADCO SANTA CLARA, INC.
SCI TECHNOLOGY, INC.
VIKING INTERWORKS INC.
COMPATIBLE MEMORY, INC.
SCI SYSTEMS, INC.
SANMINA-SCI SYSTEMS (ALABAMA) INC.
SANMINA-SCI SYSTEMS HOLDINGS, INC.
INTERAGENCY, INC.
SANMINA-SCI SYSTEMS ENCLOSURES (DENTON) INC.
SCIMEX, INC.
NEWISYS, INC.
SANMINA-SCI ENCLOSURES USA INC.
SANMINA-SCI USA, INC.

All By:	/s/ Walter Boileau
	Name:	Walter Boileau
	Title:	VP and Treasurer

SCI PLANT No. 5, L.L.C.

By:

SANMINA-SCI SYSTEMS (ALABAMA) INC.,
its Sole Member

By:	/s/ Walter Boileau
	Name:	Walter Boileau
	Title:	VP and Treasurer

SCI PLANT No. 22, L.L.C.

By:

SCI TECHNOLOGY, INC.,
its Sole Member

By:	/s/ Walter Boileau
	Name:	Walter Boileau
	Title:	VP and Treasurer

SANMINA GENERAL, L.L.C. SANMINA LIMITED, L.L.C.

All by:

SANMINA-SCI CORPORATION,
their Sole Member

By:	/s/ Walter Boileau
	Name:	Walter Boileau
	Title:	VP and Treasurer

SANMINA TEXAS, L.P.

By:	SANMINA GENERAL, L.L.C.,
its General Partner

	By:	SANMINA-SCI CORPORATION,
its Sole Member

	By:	/s/ Walter Boileau
		Name:	Walter Boileau
		Title:	VP and Treasurer

ADMINISTRATIVE AGENT AND LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Sugeet Manchanda Madan
	Name:	Sugeet Manchanda Madan
	Title:	Senior Vice President

COLLATERAL AGENT:

CITIBANK, N.A.

By:	/s/ Patricia Gallagher
	Name:	Patricia Gallagher
	Title:	Vice President

LENDERS:

CITICORP USA, INC.

By:	/s/ Avrum Spiegel
	Name:	Avrum Spiegel
	Title:	V.P.

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Raed Y. Alfayoumi
	Name:	Raed Y. Alfayoumi
	Title:	Vice President

SUNTRUST BANK

By:	/s/ Michael Lapres
	Name:	Michael Lapres
	Title:	Managing Director

WELLS FARGO BANK, N.A.

By:	/s/ Gavin S. Holles
	Name:	Gavin S. Holles
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Blake Malia
	Name:	Blake Malia
	Title:	Corporate Banking Officer